Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the transition report of SITO Mobile, Inc. (the “Company”) on Form 10-K for the three months transition period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jerry Hug, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 17, 2016

	By:	/s/ Jerry Hug
Chief Executive Officer (Principal Executive Officer)